EXHIBIT 24






                             POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ A. Dean Arganbright
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY





       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ Michael S. Ariens
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY





       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ Richard A. Bemis
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ Clarence R. Fisher
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ Robert C. Gallagher
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY






       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ Kathryn M. Hasselblad-Pascale
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ James L. Kemerling
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ John C. Meng
                                --------------------------------------
                                Director

                                                              EXHIBIT 24






                             POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2000 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of WPSR and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this
 16th  day of   March  , 2000.
------        ---------






(SEAL)
                                 /S/ Larry L. Weyers
                                --------------------------------------
                                Director